Exhibit 99.1

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in millions, except per share data)

	Three Months Ended
	December 25, 2020	Percent of Net sales	December 27, 2019	Percent of Net sales
Net sales	$682.8	100.0%	$804.9	100.0%
Cost of sales	372.3	54.5	431.8	53.6
Gross profit	310.5	45.5	373.1	46.4
Selling, general and administrative expenses	200.9	29.4	169.2	21.0
Research and development expenses	65.0	9.5	81.4	10.1
Restructuring charges, net	21.7	3.2	(12.9)	(1.6)
Non-restructuring impairment charges	—	—	274.5	34.1
(Gains) losses on divestiture	(6.5)	(1.0)	33.5	4.2
Opioid-related litigation settlement (gain) loss	(9.3)	(1.4)	1,643.4	204.2
Operating income (loss)	38.7	5.7	(1,816.0)	(225.6)
Interest expense	(60.2)	(8.8)	(77.2)	(9.6)
Interest income	0.5	0.1	2.9	0.4
Gain on debt extinguishment, net	—	—	377.4	46.9
Other income, net	6.3	0.9	24.2	3.0
Reorganization items, net	(61.4)	(9.0)	—	—
Loss from continuing operations before income taxes	(76.1)	(11.1)	(1,488.7)	(185.0)
Income tax expense (benefit)	78.1	11.4	(327.7)	(40.7)
Loss from continuing operations	(154.2)	(22.6)	(1,161.0)	(144.2)
Income from discontinued operations, net of income taxes	1.3	0.2	3.9	0.5
Net loss	$(152.9)	(22.4)%	$(1,157.1)	(143.8)%

Basic loss per share:
Loss from continuing operations	$(1.82)		$(13.80)
Income from discontinued operations	0.02		0.05
Net loss	$(1.81)		$(13.76)
Diluted loss per share:
Loss from continuing operations	$(1.82)		$(13.80)
Income from discontinued operations	0.02		0.05
Net loss	$(1.81)		$(13.76)
Weighted-average number of shares outstanding
Basic weighted-average shares outstanding	84.6		84.1
Diluted weighted-average shares outstanding	84.6		84.1

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
CONSOLIDATED ADJUSTED EBITDA
(unaudited, in millions)

	Three Months Ended
	December 25, 2020				December 27, 2019
	Gross Profit	SG&A	R&D	Adjusted EBITDA	Gross Profit	SG&A	R&D	Adjusted EBITDA
Net loss	$310.5	$200.9	$65.0	$(152.9)	$373.1	$169.2	$81.4	$(1,157.1)
Adjustments:
Interest expense, net	—	—	—	59.7	—	—	—	74.3
Income taxes	—	—	—	78.1	—	—	—	(327.7)
Depreciation(1)	17.7	(18.8)	(1.8)	38.3	16.1	(5.8)	(2.1)	24.0
Amortization	170.6	(0.8)	—	171.4	202.8	(0.8)	—	203.6
Restructuring charges, net	—	—	—	21.7	—	—	—	(12.9)
Non-restructuring impairment charge	—	—	—	—	—	—	—	274.5
Income from discontinued operations	—	—	—	(1.3)	—	—	—	(3.9)
Change in contingent consideration fair value	—	(7.5)	—	7.5	—	36.7	—	(36.7)
Significant legal and environmental charges (2)	0.9	(2.6)	—	(5.8)	—	—	—	1,643.4
(Gains) losses on divestiture	—	—	—	(6.5)	—	—	—	33.5
Separation costs	—	(18.4)	—	18.4	—	(13.5)	—	13.5
Gains on debt extinguishment, net	—	—	—	—	—	—	—	(377.4)
Unrealized gain on equity investment	—	—	—	(1.6)	—	—	—	(13.7)
Reorganization items, net	—	—	—	61.4	—	—	—	—
Share-based compensation	0.4	(6.0)	(1.3)	7.7	0.2	(2.6)	(0.4)	3.2
As adjusted:	$500.1	$146.8	$61.9	$296.1	$592.2	$183.2	$78.9	$340.6

(1)Includes $12.3 million of accelerated depreciation in selling general and administrative ("SG&A") related to restructuring charges incurred during the three months ended December 25, 2020.
(2)Includes a $9.3 million decrease in the fair value of the opioid settlement warrants, partially offset by $2.6 million in opioid defense costs and a $0.9 million change to the retrospective Medicaid lawsuit liability. Opioid defense costs are considered to be non-recurring as a result of the opioid-related litigation settlement announced during the three months ended March 27, 2020; therefore, such costs are included as an adjustment to net income on a go-forward basis.

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
SEGMENT OPERATING INCOME (1)
(unaudited, in millions)

	Three Months Ended
	December 25, 2020	December 27, 2019
Specialty Brands	$250.7	$315.9
Specialty Generics	50.9	43.1
Segment operating income	301.6	359.0
Unallocated amounts:
Corporate and unallocated expenses (2)	(13.8)	(25.7)
Depreciation and amortization	(209.7)	(227.6)
Share-based compensation	(7.7)	(3.2)
Restructuring charges, net	(21.7)	12.9
Non-restructuring impairment charges	—	(274.5)
Separation costs	(18.4)	(13.5)
Opioid-related litigation settlement gain (loss)	9.3	(1,643.4)
Medicaid lawsuit	(0.9)	—
Operating income (loss)	$38.7	$(1,816.0)
(1)During the three months ended September 25, 2020, the Company began excluding depreciation and share-based compensation from its evaluation of the operating results of its segments. As a result, prior period segment operating income has been recast to reflect this change on a comparable basis.
(2)Includes administration expenses and certain compensation, legal, environmental and other costs not charged to the Company's reportable segments.

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
SEGMENT NET SALES AND CONSTANT-CURRENCY GROWTH
(unaudited, in millions)

	Three Months Ended
	December 25, 2020	December 27, 2019	Percent change	Currency impact	Constant-currency growth
Specialty Brands	$506.6	$611.4	(17.1)%	0.1%	(17.2)%
Specialty Generics	177.1	193.5	(8.5)	—	(8.5)
Segment net sales	683.7	804.9	(15.1)	0.1	(15.2)
Medicaid lawsuit	(0.9)	—	*	*	*
Net sales	$682.8	$804.9	(15.2)%	0.1%	(15.3)%
*Not meaningful

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
SELECT PRODUCT LINE NET SALES AND CONSTANT-CURRENCY GROWTH
(unaudited, in millions)

	Three Months Ended
	December 25, 2020	December 27, 2019	Percent change	Currency impact	Constant-currency growth
Specialty Brands
Acthar Gel	$191.3	$232.6	(17.8)%	—%	(17.8)%
INOmax	135.6	143.8	(5.7)	0.1	(5.8)
Ofirmev	60.5	111.8	(45.9)	—	(45.9)
Therakos	64.5	63.3	1.9	1.2	0.7
Amitiza	50.6	50.9	(0.6)	—	(0.6)
Other	4.1	9.0	(54.4)	—	(54.4)
Specialty Brands Total	506.6	611.4	(17.1)	0.1	(17.2)

Specialty Generics
Hydrocodone (API) and hydrocodone-containing tablets	26.1	25.1	4.0	—	4.0
Oxycodone (API) and oxycodone-containing tablets	20.4	21.6	(5.6)	—	(5.6)
Acetaminophen (API)	58.5	46.8	25.0	—	25.0
Other controlled substances	66.1	86.8	(23.8)	—	(23.8)
Other	6.0	13.2	(54.5)	—	(54.5)
Specialty Generics Total	177.1	193.5	(8.5)	—	(8.5)
Segment net sales	683.7	804.9	(15.1)	0.1	(15.2)
Medicaid lawsuit	(0.9)	—	*	*	*
Net sales	$682.8	$804.9	(15.2)%	0.1%	(15.3)%
*Not meaningful

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in millions, except per share data)

	Fiscal Year
	December 25, 2020	Percent of Net sales	December 27, 2019	Percent of Net sales
Net sales (includes refined estimate of the retrospective one-time charge of $536.0 related to the Medicaid lawsuit for the fiscal year ended December 25, 2020)	$2,213.4	100.0%	$3,162.5	100.0%
Cost of sales	1,544.0	69.8	1,741.1	55.1
Gross profit	669.4	30.2	1,421.4	44.9
Selling, general and administrative expenses	884.1	39.9	831.0	26.3
Research and development expenses	290.8	13.1	349.4	11.0
Restructuring charges, net	37.5	1.7	(1.7)	(0.1)
Non-restructuring impairment charges	63.5	2.9	388.0	12.3
(Gains) losses on divestiture	(16.6)	(0.7)	33.5	1.1
Opioid-related litigation settlement (gain) loss	(43.4)	(2.0)	1,643.4	52.0
Medicaid lawsuit	105.1	4.7	—	—
Operating loss	(651.6)	(29.4)	(1,822.2)	(57.6)
Interest expense	(261.1)	(11.8)	(309.0)	(9.8)
Interest income	5.9	0.3	9.5	0.3
Gains on debt extinguishment, net	—	—	466.6	14.8
Other income, net	7.4	0.3	63.6	2.0
Reorganization items, net	(61.4)	(2.8)	—	—
Loss from continuing operations before income taxes	(960.8)	(43.4)	(1,591.5)	(50.3)
Income tax expense (benefit)	8.9	0.4	(584.3)	(18.5)
Loss from continuing operations	(969.7)	(43.8)	(1,007.2)	(31.8)
Income from discontinued operations, net of income taxes	25.1	1.1	10.7	0.3
Net loss	$(944.6)	(42.7)%	$(996.5)	(31.5)%

Basic loss per share:
Loss from continuing operations	$(11.48)		$(12.00)
Income from discontinued operations	0.30		0.13
Net loss	$(11.18)		$(11.88)
Diluted loss per share:
Loss from continuing operations	$(11.48)		$(12.00)
Income from discontinued operations	0.30		0.13
Net loss	$(11.18)		$(11.88)
Weighted-average number of shares outstanding:
Basic	84.5		83.9
Diluted	84.5		83.9

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
CONSOLIDATED ADJUSTED EBITDA
(unaudited, in millions)
	Fiscal Year
	December 25, 2020				December 27, 2019
	Gross Profit	SG&A	R&D	Adjusted EBITDA	Gross Profit	SG&A	R&D	Adjusted EBITDA
Net loss	$669.4	$884.1	$290.8	$(944.6)	$1,421.4	$831.0	$349.4	$(996.5)
Adjustments:
Interest expense, net	—	—	—	255.2	—	—	—	299.5
Income taxes	—	—	—	8.9	—	—	—	(584.3)
Depreciation(1)	71.9	(35.1)	(7.0)	114.0	67.7	(22.2)	(7.8)	97.7
Amortization	767.8	(3.4)	—	771.2	847.9	(5.5)	—	853.4
Restructuring charges, net	—	—	—	37.5	—	—	—	(1.7)
Non-restructuring impairment charge	—	—	—	63.5	—	—	—	388.0
Inventory step-up expense	—	—	—	—	10.0	—	—	10.0
Income from discontinued operations	—	—	—	(25.1)	—	—	—	(10.7)
Change in contingent consideration fair value	—	(9.9)	—	9.9	—	60.2	—	(60.2)
Significant legal and environmental charges (2)	536.0	(55.7)	—	653.4	—	(28.2)	—	1,671.6
(Gains) losses on divestiture	—	—	—	(16.6)	—	—	—	33.5
Separation costs	—	(93.4)	—	93.4	—	(63.9)	—	63.9
Gain on debt extinguishment, net	—	—	—	—	—	—	—	(466.6)
Unrealized gain on equity investment	—	—	—	(3.8)	—	—	—	(20.2)
R&D upfront payment	—	—	(5.0)	5.0	—	—	(20.0)	20.0
Reorganization items, net	—	—	—	61.4	—	—	—	—
Share-based compensation	1.3	(19.9)	(4.1)	25.3	1.9	(26.7)	(5.2)	33.8
As adjusted:	$2,046.4	$666.7	$274.7	$1,108.6	$2,348.9	$744.7	$316.4	$1,331.2
	1300000	-19900000	-4100000
(1)Includes $12.3 million of accelerated depreciation in SG&A related to restructuring charges incurred during fiscal 2020.
(2)Includes a retrospective one-time charge of $641.1 million (the "Acthar Gel Medicaid Retrospective Rebate"), of which $536.0 million and $105.1 million have been reflected as a component of net sales and operating expenses, respectively, in the condensed consolidated statement of operations for the fiscal year ended December 25, 2020. The $105.1 million reflected as a component of operating expenses represents a pre-acquisition contingency related to the portion of the Acthar Gel Medicaid Retrospective Rebate that arose from sales of Acthar Gel prior to the Company’s acquisition of Questcor Pharmaceuticals, Inc. in August 2014. Also includes $55.7 million in opioid defense costs which are considered to be non-recurring as a result of the opioid-related litigation settlement announced during the three months ended March 27, 2020; therefore, such costs are included as an adjustment to net income on a go-forward basis. These costs were partially offset by a $43.4 million decrease in the fair value of the opioid settlement warrants.

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
SEGMENT OPERATING INCOME (1)
(unaudited, in millions)

	Fiscal Year
	December 25, 2020	December 27, 2019
Specialty Brands	$1,015.7	$1,210.1
Specialty Generics	206.4	168.5
Segment operating income	1,222.1	1,378.6
Unallocated amounts:
Corporate and unallocated expenses (2)	(166.1)	(102.3)
Depreciation and amortization	(885.2)	(951.1)
Share-based compensation	(25.3)	(33.8)
Restructuring charges, net	(37.5)	1.7
Non-restructuring impairment charges	(63.5)	(388.0)
Separation costs	(93.4)	(63.9)
R&D upfront payment	(5.0)	(20.0)
Opioid-related litigation settlement gain (loss)	43.4	(1,643.4)
Medicaid lawsuit	(641.1)	—
Operating loss	$(651.6)	$(1,822.2)
(1)During the three months ended September 25, 2020, the Company began excluding depreciation and share-based compensation from its evaluation of the operating results of its segments. As a result, prior period segment operating income has been recast to reflect this change on a comparable basis.
(2)Includes administration expenses and certain compensation, legal, environmental and other costs not charged to the Company's reportable segments.

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
SEGMENT NET SALES AND CONSTANT-CURRENCY GROWTH
(unaudited, in millions)

	Fiscal Year
	December 25, 2020	December 27, 2019	Percent change	Currency impact	Constant-currency growth
Specialty Brands	$2,059.6	$2,423.8	(15.0)%	—%	(15.0)%
Specialty Generics	689.8	738.7	(6.6)	—	(6.6)
Segment net sales	2,749.4	3,162.5	(13.1)	—	(13.1)
Medicaid lawsuit	(536.0)	—	*	*	*
Net sales	$2,213.4	$3,162.5	(30.0)%	—%	(30.0)%
*Not meaningful

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
SELECT PRODUCT LINE NET SALES
(unaudited, in millions)

	Fiscal Year
	December 25, 2020	December 27, 2019	Percent change	Currency impact	Constant-currency growth
Specialty Brands
Acthar	$767.9	$952.7	(19.4)%	—%	(19.4)%
Inomax	574.1	571.4	0.5	—	0.5
Ofirmev	276.5	384.0	(28.0)	—	(28.0)
Therakos	238.6	246.9	(3.4)	0.3	(3.7)
Amitiza	188.8	208.5	(9.4)	—	(9.4)
Other	13.7	60.3	(77.3)	—	(77.3)
Specialty Brands Total	2,059.6	2,423.8	(15.0)	—	(15.0)

Specialty Generics
Hydrocodone (API) and hydrocodone-containing tablets	98.0	76.3	28.4	—	28.4
Oxycodone (API) and oxycodone-containing tablets	68.4	74.9	(8.7)	—	(8.7)
Acetaminophen (API)	213.0	189.9	12.2	—	12.2
Other controlled substances	289.9	352.5	(17.8)	—	(17.8)
Other	20.5	45.1	(54.5)	—	(54.5)
Specialty Generics Total	689.8	738.7	(6.6)	—	(6.6)
Segment net sales	2,749.4	3,162.5	(13.1)	—	(13.1)
Medicaid lawsuit	536.0	—	*	*	*
Net sales	$2,213.4	$3,162.5	(30.0)%	—%	(30.0)%
*Not meaningful

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in millions)

	December 25, 2020	December 27, 2019
Assets
Current Assets:
Cash and cash equivalents	$1,070.6	$790.9
Accounts receivable, net	538.8	577.5
Inventories	344.9	312.1
Prepaid expenses and other current assets	350.0	150.2
Total current assets	2,304.3	1,830.7
Property, plant and equipment, net	833.1	896.5
Intangible assets, net	6,184.5	7,018.0
Other assets	393.5	593.7
Total Assets	$9,715.4	$10,338.9

Liabilities and Shareholders' Equity
Current Liabilities:
Current maturities of long-term debt	$3,587.9	$633.6
Accounts payable	93.3	139.8
Accrued payroll and payroll-related costs	79.4	105.2
Accrued interest	26.9	62.9
Accrued and other current liabilities	331.2	485.4
Total current liabilities	4,118.7	1,426.9
Long-term debt	—	4,741.2
Opioid-related litigation settlement liability	—	1,643.4
Pension and postretirement benefits	34.6	62.4
Environmental liabilities	59.8	60.0
Deferred income taxes	80.6	11.0
Other income tax liabilities	100.1	227.1
Other liabilities	109.8	226.2
Liabilities subject to compromise	4,192.6	—
Total Liabilities	8,696.2	8,398.2
Shareholders' Equity:
Preferred shares	—	—
Ordinary shares	18.8	18.7
Ordinary shares held in treasury at cost	(1,616.1)	(1,615.7)
Additional paid-in capital	5,587.6	5,562.5
Retained deficit	(2,961.5)	(2,016.9)
Accumulated other comprehensive loss	(9.6)	(7.9)
Total Shareholders' Equity	1,019.2	1,940.7
Total Liabilities and Shareholders' Equity	$9,715.4	$10,338.9

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in millions)

	Fiscal Year
	December 25, 2020	December 27, 2019
Cash Flows From Operating Activities:
Net loss	$(944.6)	$(996.5)
Adjustments to reconcile net cash from operating activities:
Depreciation and amortization	885.2	951.1
Share-based compensation	25.3	33.8
Deferred income taxes	385.3	(604.3)
Non-cash impairment charges	63.5	388.0
Inventory provisions	18.5	18.0
(Gains) losses on divestiture	(16.6)	33.5
Gain on repurchase of debt	—	(466.6)
Other non-cash items	(40.2)	(65.7)
Reorganization items, net	10.2	—
Changes in assets and liabilities:
Accounts receivable, net	37.9	31.6
Inventories	(51.1)	(23.1)
Accounts payable	15.7	6.7
Income taxes	(433.8)	(2.1)
Opioid-related litigation settlement liability	—	1,600.0
Medicaid lawsuit	638.9	—
Other	(95.3)	(161.5)
Net cash from operating activities	498.9	742.9
Cash Flows From Investing Activities:
Capital expenditures	(47.7)	(133.0)
Proceeds from divestiture, net of cash	(0.7)	95.1
Other	37.2	29.6
Net cash from investing activities	(11.2)	(8.3)
Cash Flows From Financing Activities:
Issuance of external debt	—	695.0
Repayment of external debt	(139.5)	(945.1)
Debt financing costs	(9.4)	(10.1)
Proceeds from exercise of share options	—	0.6
Repurchase of shares	(0.4)	(2.6)
Other	(36.3)	(17.9)
Net cash from financing activities	(185.6)	(280.1)
Effect of currency rate changes on cash	2.3	0.6
Net change in cash, cash equivalents and restricted cash	304.4	455.1
Cash, cash equivalents and restricted cash at beginning of period	822.6	367.5
Cash, cash equivalents and restricted cash at end of period	$1,127.0	$822.6

Cash and cash equivalents at end of period	$1,070.6	$790.9
Restricted cash included in prepaid expenses and other assets at end of period	20.2	—
Restricted cash included in other long-term assets at end of period	36.2	31.7
Cash, cash equivalents and restricted cash at end of period	$1,127.0	$822.6